Exhibit 99.2

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	October	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	11/21/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Paula Toy	Vice-President/Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Paula Toy	11/21/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER
ASSETS
1.	UNRESTRICTED CASH	$295,821	$4,730,558	$4,645,653	$2,548,238
2.	RESTRICTED CASH	$101,555	$0	$0	$0
3.	TOTAL CASH	$397,376	$4,730,558	$4,645,653	$2,548,238
4.	ACCOUNTS RECEIVABLE (NET)	$143,949	$25,498	$3,998	$3,998
5.	INVENTORY
6.	NOTES RECEIVABLE	$8,912
7.	PREPAID EXPENSES	$343,387	$94,907	$92,218	$98,179	[6]
8.	OTHER (ATTACH LIST)	$49,475	$53,539	$53,539	$53,539
9.	TOTAL CURRENT ASSETS	$943,098	$4,904,503	$4,795,409	$2,703,955
10.	PROPERTY, PLANT & EQUIPMENT		$1,979,129	$1,979,129	$1,979,129
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(1,888,137)	$(1,892,051)	$(1,895,964)
12.	NET PROPERTY, PLANT & EQUIPMENT	$299,672	$90,992	$87,079	$83,165
13.	DUE FROM INSIDERS	$74,265,951	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$662,950	$0	$0	$0
15.	OTHER (ATTACH LIST)	$13,513,629	$17,839,230	$18,569,052	$19,748,608
16.	TOTAL ASSETS	$89,685,300	$22,834,725	$23,451,539	$22,535,728
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$4,149,446	$5,014,477	$6,628,034	[4]
18.	TAXES PAYABLE		$118,051	$138,310	$143,032	[5]
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$6,527,236	$6,615,576	$6,390,560	4&7
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$38,373,235	$42,074,593	$42,280,279
23.	TOTAL POSTPETITION LIABILITIES		$49,167,969	$53,842,956	$55,441,905
PREPETITION LIABILITIES
24.	SECURED DEBT	undetermined	$4,504	$4,504	$4,504	2&5
25.	PRIORITY DEBT	undetermined	$0	$0	$0
26.	UNSECURED DEBT	$9,203,450	$686,588	$686,588	$686,588
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$9,203,450	$691,092	$691,092	$691,092
29.	TOTAL LIABILITIES	$9,203,450	$49,859,061	$54,534,048	$56,132,997
EQUITY
30.	PREPETITION OWNERS' EQUITY		$78,978,770	$78,978,770	$78,978,770
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(33,503,557)	$(36,744,422)	$(38,607,450)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(72,499,549)	$(73,316,857)	$(73,968,589)	[1]
33.	TOTAL EQUITY		$(27,024,336)	$(31,082,509)	$(33,597,269)
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$22,834,725	$23,451,539	$22,535,728

[1]	This includes the following intercompany amounts shown below. The Schedule Amount related to this is shown under Item 13. Due From Insiders.

Due from Life Partners Holdings, Inc.	$82,210,396.38
Due from LPHI Management Services	$11,719.74
Due to LPI Financial Services, Inc.	$(8,253,526.73)
$73,968,589.39

[2]	Item 24. Secured Debt is accrued property taxes for the prepetition period of Jan. 1, 2015 thru May 19, 2015 related to the airplane.
[4]	Item 17. Accounts Payable includes $6,332,399.29 of invoices from bankruptcy professionals that would otherwise be included in Item 20. Professional Fees.
[5]	Item 18. Taxes Payable includes 2015 property tax accessed on the airplane which remains unpaid.
[6]	Item 7. Prepaid Expenses includes $11,971.46 postage purchased for mailouts.
[7]	Item 20. Professional Fees reflects expenses allocated to LPI. MOR-6 reflects all bankruptcy professional fees of Life Partners Holdings and its subsidiaries.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$25,000	$25,000	$25,000	$25,000
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$15,505	$15,505	$15,505	$15,505
8.	ESP Communications Duplicate Payment	$7,500	$7,500	$7,500	$7,500
8.	Advance Trust & Life Escrow Services, LTA (Abandonment Premiums)		$5,064	$5,064	$5,064
8.	Employee Advances	$992	$0	$0	$0
8.	Notes Receivable-Employee	$477	$470	$470	$470
8.
8.	TOTAL - OTHER CURRENT ASSETS	$49,475	$53,539	$53,539	$53,539
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$662,950	$-	$-	$-	[1]
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$662,950	$-	$-	$-
15. OTHER ASSETS
15.	TDL, LLC Misappropriation of Foreign Exchange Funds	$257,395
15.	Advance on Premiums paid by PES on behalf of investors	$13,083,062	$16,902,807	$17,338,479	$17,589,496	[3]
15.	Advance on Premiums paid by ATLES on behalf of investors	$136,291	$1,200,579	$1,471,102	$1,819,335	[3]
15.	Allowance for Bad Debts		$(5,483,317)	$(5,483,317)	$(5,483,317)
15.	Overpayments of Commissions Receivable	$36,881
15.	Deferred Income Tax Benefit		$4,632,419	$4,632,419	$4,632,419
15.	Policy Purchase		$123,591	$123,591	$123,591
15.	Capitalized Premiums on Policies Purchased		$451,239	$474,866	$1,056,949	[3]
15.	Deposits		$11,912	$11,912	$10,134
15.	TOTAL - OTHER ASSETS	$13,513,629	$17,839,230	$18,569,052	$19,748,608

POSTPETITION LIABILITIES
22.	Accrued Payroll		$48,216	$43,568	$47,527
22.	Accrued Vacation		$70,762	$72,163	$67,628
22.	Accrued 401K		$2,699	$3,357	$3,180
22.	401K Loan		$596	$745	$632
22.	Child Support & PR Garnishment		$0	$150	$154
22.	US Trustee Fees		$28,555	$28,555	$28,555
22.	Phoenix Life Insurance Settlement		$0	$0	$0
22.	Loan From Maturities (Dkt 1127)		$25,000,000	$25,000,000	$25,000,000
22.	DIP Loan from Vida Capital (Dkt 2924)		$7,000,000	$10,000,000	$10,000,000
22.	Interest Payable on Loan From Maturities & DIP Financing		$1,194,893	$1,898,539	$2,105,088	[2]
22.	Deferred Revenue		$5,027,515	$5,027,515	$5,027,515
22	TOTAL - OTHER POSTPETITION LIABILITIES		$38,373,235	$42,074,593	$42,280,279

[1]	Sold pursuant to court order Dkt.1053
[2]	September Interest Payable includes an adjustment of $449,498.51 to recalculate the estimated interest accrual. After this adjustment, still subject to review, Interest Payable on the Loan from Maturities & DIP Financing is estimated as shown below:

November 2015	$60,497.94	May 2016	$212,331.44
December 2015	$130,012.52	June 2016	$205,474.16
January 2016	$117,446.31	July 2016	$212,330.96
February 2016	$134,803.13	August 2016	$238,329.12
March 2016	$145,048.10	September 2016	$254,148.09
April 2016	$188,117.54	October 2016	$281,215.30

[3]	Includes $562,801.27 reclassified from Advance on Premiums paid by PES & ATLES to Capitalized Premiums on positions owned.

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		JULY	AUGUST	SEPTEMBER	OCTOBER
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$15,438	$19,089	$16,615	$14,621
7.	TOTAL COST OF GOODS SOLD	$15,438	$19,089	$16,615	$14,621
8.	GROSS PROFIT	$(15,438)	$(19,089)	$(16,615)	$(14,621)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$37,406	$34,414	$32,917	$31,421
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$205,923	$179,373	$188,001	$157,581
12.	RENT & LEASE	$21,571	$16,472	$16,660	$17,747	[3]
13.	OTHER (ATTACH LIST)	$12,248	$19,307	$220,198	$26,647
14.	TOTAL OPERATING EXPENSES	$277,149	$249,566	$457,777	$233,396
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(292,587)	$(268,656)	$(474,392)	$(248,017)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(221)	$(292)	$(310)	$(375)	[1]
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$956,566	$238,327	$703,647	$281,215	[2]
19.	DEPRECIATION / DEPLETION	$3,914	$3,914	$3,914	$3,914
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$960,258	$241,949	$707,250	$284,754
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$2,165,672	$2,185,018	$2,040,550	$1,057,488
24.	U.S. TRUSTEE FEES	$6,500	$6,500	$0	$9,750
25.	OTHER (ATTACH LIST)	$22,384	$45,985	$18,673	$263,019
26.	TOTAL REORGANIZATION EXPENSES	$2,194,557	$2,237,502	$2,059,223	$1,330,257
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(3,447,402)	$(2,748,107)	$(3,240,865)	$(1,863,028)

[1]	See Supplement To Accrual Basis-2.
[2]	September Interest Expense includes September interest of $254,148.09 plus an adjustment of $449,498.51 for the change to calculation of interest for prior months as explained in Supplement to Accrual Basis-1, Footnote 2.
[3]	Item 12. Rent & Lease July figures include $5,423.33 for the quarterly lease of mail inserter machine.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		JULY	AUGUST	SEPTEMBER	OCTOBER
OTHER OPERATING EXPENSES
13.	Other Expense- Premium Expense	$4,761	$19,307	$220,198	$26,647	[1]
13.	Other Expense- BK Premiums	$-	$-	$-	$-
13.	Legal & Professional Expense	$7,487	$-	$-	$-
13.	TOTAL - OTHER OPERATING EXPENSE	$12,248	$19,307	$220,198	$26,647
NON-OPERATING INCOME
16.	Interest Income	$-	$-	$-	$-
16.	Gain on Sale of Egyptian Replicas
16.	Gain on Sale of Assets
16.	Other Income	$221	$292	$310	$375
16.	TOTAL NON-OPERATING INCOME	$221	$292	$310	$375
NON-OPERATING EXPENSE
17.		$-	$-	$-	$-
17.
17.
17.
17.	TOTAL NON-OPERATING EXPENSE	$-	$-	$-	$-
OTHER EXPENSE
21.	Franchise Tax	$-	$-	$-	$-
21.	State Income Tax-Other	$-	$-	$-	$-
21.
21.	TOTAL OTHER EXPENSE	$-	$-	$-	$-
OTHER REORGANIZATION EXPENSES
25.	Transcription Services		$9,195	$5,506	$2,056
25.	Relativity Hosting	$4,325	$4,563	$4,563	$4,560
25.	Termination Fee per Dkt 3336				$250,000
25.	Trustee Travel Expense	$3,333	$4,294	$5,137	$6,403
25.	TownHall Meeting Expenses	$14,726	$27,933	$3,468
25.	Barbara Pope Contract Labor
25.	TOTAL OTHER REORGANIZATION EXP	$22,384	$45,985	$18,673	$263,019

[1]	Item 13. Premium Expense for September 2016 includes a $211,585.57 write off of the receivable for premiums advanced on Texas AG policies.

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		AUGUST	SEPTEMBER	QUARTER ENDED SEPTEMBER 30, 2016	OCTOBER
1.	CASH - BEGINNING OF MONTH	$681,334	$4,730,558		$4,645,653
RECEIPTS FROM OPERATIONS
2.	CASH SALES			$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$21,500	$21,500	$64,500		[1]
4.	POSTPETITION	$1,380,981		$1,380,981	$45	[2]
5.	TOTAL OPERATING RECEIPTS	$1,402,481	$21,500	$1,445,481	$45
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$7,000,000	$3,000,000	$10,000,000
7.	SALE OF ASSETS			$0
8.	OTHER (ATTACH LIST)	$1,403,195	$2,134	$1,406,238	$975
9.	TOTAL NON-OPERATING RECEIPTS	$8,403,195	$3,002,134	$11,406,238	$975
10.	TOTAL RECEIPTS	$9,805,676	$3,023,634	$12,851,719	$1,020
11.	TOTAL CASH AVAILABLE	$10,487,010	$7,754,192		$4,646,673
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$88,946	$86,086	$261,018	$86,881
13.	PAYROLL TAXES PAID	$31,522	$29,286	$94,717	$29,075
14.	SALES, USE & OTHER TAXES PAID			$150
15.	SECURED / RENTAL / LEASES	$16,472	$16,148	$54,192	$22,478
16.	UTILITIES	$10,193	$5,965	$24,594	$7,660
17.	INSURANCE	$25,947	$20,763	$70,012	$22,844
18.	INVENTORY PURCHASES			$0
19.	VEHICLE EXPENSES	$790	$18	$847	$56
20.	TRAVEL	$3,149	$751	$4,757	$1,160
21.	ENTERTAINMENT			$0
22.	REPAIRS & MAINTENANCE	$4,252	$3,515	$10,814	$3,670
23.	SUPPLIES	$2,546	$2,156	$5,898	$3,299
24.	ADVERTISING			$0
25.	OTHER (ATTACH LIST)	$760,572	$1,289,919	$2,797,715	$1,339,868	[3]
26.	TOTAL OPERATING DISBURSEMENTS	$944,390	$1,454,607	$3,324,715	$1,516,991
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$4,801,149	$1,629,772	$7,272,488	$553,590
28.	U.S. TRUSTEE FEES			$9,750	$9,750
29.	OTHER (ATTACH LIST)	$10,913	$24,160	$45,210	$18,104
30.	TOTAL REORGANIZATION EXPENSES	$4,812,062	$1,653,932	$7,327,448	$581,444
31.	TOTAL DISBURSEMENTS	$5,756,452	$3,108,539	$10,652,163	$2,098,435	[3]
32.	NET CASH FLOW	$4,049,224	$(84,905)	$2,199,556	$(2,097,415)
33.	CASH - END OF MONTH	$4,730,558	$4,645,653		$2,548,238

[1]	Receipt of payment on settlement with Jacobowitz Family Trust per Docket 2126.
[2]	This is premiums advanced that were recouped shown under Item 15. Other Assets on Accrual Basis-1. We are unable to determine the allocation of this amount between prepetition and postpetition.
[3]	September Disbursements includes $275,000 that is not a disbursement, but is the transfer of cash to the bank account of Life Partners Holdings, Inc.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		AUGUST	SEPTEMBER	QUARTER ENDED SEPTEMBER 30, 2016	OCTOBER

NON-OPERATING RECEIPTS-LOANS AND ADVANCES
6.	Loan From Maturities (Dkt 1127)			$-
6.	DIP Loan from Vida Capital	$7,000,000	$3,000,000	$10,000,000
6.	Total Loans and Advances	$7,000,000	$3,000,000	$10,000,000	$-

NON-OPERATING RECEIPTS-OTHER
8.	Flow Thru Premiums & Platform Fees	$600	$600	$1,800	$600
8.	Transfer From LPIFS Checking Acct# 4069	$1,400,000		$1,400,000
8.	Interest Income	$292	$306	$776	$330
8.	Other Inc-dividends on pd out policies		$4	$47	$45
8.	Return of retainer			$-
8.	Return Premiums Paid on LPI Owned Positions	$353		$353
8.	Reimbursements & Refunds-COBRA insurance	$1,950	$1,020	$2,985
8.	Reimbursements & Refunds-Unclaimed Property			$-
8.	Reimbursements & Refunds-Utilities			$-
8.	Reimbursements & Refunds-Postage			$48
8.	Reimbursements & Refunds-Other		$203	$228
8.	Total Other Non-Operating Receipts	$1,403,195	$2,134	$1,406,238	$975

OTHER OPERATING DISBURSEMENTS
25.	Premiums Advanced	$664,278	$915,869	$2,249,659	$1,185,385
25.	Premiums-LPI Owned positions	$19,560	$23,627	$61,576	$19,282
25.	Bank Fees (Charged & Reversed)	$1,861	$2,298	$6,005	$2,172
25.	Premiums-BK, Texas AG &Others	$4,679	$10,524	$20,778	$3,360
25.	Courier Services/Postage	$2,753	$2,007	$6,461	$1,564
25.	Employee Relations	$445		$1,131
25.	Flow Thru Premiums	$600	$600	$1,800	$600
25.	Interest on DIP Loan				$74,667
25.	Legal Fees	$4,487		$4,487		[1]
25.	Licenses & Fees	$248	$155	$659	$137
25.	Medical Records	$1,139	$1,265	$4,074	$946
25.	Medical Review Life Expectancy	$4,650	$6,975	$11,850	$5,350
25.	Outside Services	$14,669	$12,878	$33,567	$14,946
25.	Payroll Garnishment	$641	$301	$942	$302
25.	Payroll-401K deductions	$8,403	$8,229	$25,308	$8,245
25.	PES Operating Exp	$375		$675	$300
25.	Software Licenses & Support	$4,148	$2,597	$6,745	$5,585
25.	Policy Administration Expense	$17,622	$17,584	$56,966	$7,018
25.	Subscriptions	$13	$10	$33	$10
25.	Transfer to LPHI Bank Acct #3772		$275,000	$275,000
25.	Trust Fees/Cost Reimbursement	$10,000	$10,000	$30,000	$10,000
25.	Total - Other Operating Disbursements	$760,572	$1,289,919	$2,797,715	$1,339,868

OTHER REORGANIZATION EXPENSES
29.	Transcription Services	$1,258	$8,568	$9,981	$4,396
29.	Relativity Hosting	$-	$5,703	$11,407	$5,703
29.	Trustee Travel Expense Reimbursement	$5,368	$6,421	$16,068	$8,004
29.	TownHall Meeting Expenses	$4,287	$3,468	$7,754
29.	Total - Other Reorganization Expenses	$10,913	$24,160	$45,210	$18,104

[1]	Legal Fees paid to Jardim, Meisner & Susser for assistance with obtaining death certificate from the state of New Jersey.

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER
1.	0-30	$139,890	$472,664	$704,082	$1,162,107
2.	31-60	$279,914	$552,978	$474,566	$704,028
3.	61-90	$77,762	$335,499	$552,978	$476,001
4.	91+	$12,721,787	$16,742,245	$17,077,954	$17,066,696
5.	TOTAL ACCOUNTS RECEIVABLE	$13,219,353	$18,103,386	$18,809,580	$19,408,832	[1]
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,790	$5,483,317	$5,483,317	$5,483,317	[1]
7.	ACCOUNTS RECEIVABLE (NET)	$8,055,563	$12,620,069	$13,326,263	$13,925,515	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	October 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$13,639				$13,639
2.	STATE	$0				$0
3.	LOCAL	$55,896			$73,496	$129,392	[2]
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$69,535	$0	$0	$73,496	$143,032

6.	ACCOUNTS PAYABLE	$277,070	$1,387,924	$856,278	$4,106,761	$6,628,034

STATUS OF POSTPETITION TAXES	MONTH:	October 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$6,608	$12,896	$13,305	$6,199
2.	FICA-EMPLOYEE	$3,950	$7,655	$7,885	$3,720
3.	FICA-EMPLOYER	$3,950	$7,655	$7,885	$3,720
4.	UNEMPLOYMENT	$0			$0
5.	INCOME	$0			$0
6.	OTHER (ATTACH LIST)	$0			$0
7.	TOTAL FEDERAL TAXES	$14,508	$28,207	$29,075	$13,639
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT	$0			$0
12.	REAL PROPERTY	$0			$0
13.	PERSONAL PROPERTY	$123,803	$5,590		$129,392	[2]
14.	OTHER (ATTACH LIST)	$0			$0
15.	TOTAL STATE & LOCAL	$123,803	$5,590	$0	$129,392
16.	TOTAL TAXES	$138,310	$33,796	$29,075	$143,032

[1]	These amounts are reported in detail on SUPPLEMENT TO ACCRUAL BASIS-1 under Item 15. Other Assets.
[2]	The figures shown here do not include $4,504.20 accrued for the prepetition period of Jan. 1, 2015 thru May 19, 2015 and include an adjustment to the calendar year 2015 tax accrual resulting from the taxing authority changing the valuation of the aircraft held on 1/1/15. Taxes Payable older than 91 days are property taxes assessed on the airplane pending request for the tax to be reduced.

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

	MONTH:	October 2016
BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A.	BANK:	Bank of Texas	Bank of Texas	Bank of Texas
B.	ACCOUNT NUMBER:	4080	4091	2027	TOTAL
C.	PURPOSE (TYPE):	Checking	Checking	Checking
1.	BALANCE PER BANK STATEMENT	$2,586,618	$606,474	$549	$3,193,641
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$27,881	$710		$28,591
3.	SUBTRACT: OUTSTANDING CHECKS	$68,397	$607,184	$269	$675,850
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$2,546,101	$(0)	$280	$2,546,381
6.	NUMBER OF LAST CHECK WRITTEN	2748	3914	1040

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	TD Bank, Life Partners, Inc. Acct 70-T202-01-2	unknown	MoneyMarket		$0	[2]
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$1,858	[1]

13.	TOTAL CASH - END OF MONTH	$2,548,238

[1]	Item 12. Currency On Hand includes:	Petty Cash	$274
		PayPal	$1,456
		Prepaid Visa	$128

[2]	Account has $0 balance and is closed.
[3]	Bank Accounts holding funds in trust from PES for premium escrows and maturities:

Cash Accounts

Premiums Collection Acct # 2016 (sweeps to acct #0027)	$155,411.33
Premium Escrow Account FHPREA #0027	$8,727,490.78
Maturities Account MEA #0019	$33,994,834.97
$42,877,737.08

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	October 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Mark Embry	Salaries/Expense Reimbursement	$13,894	$243,017
2.	Advance Trust & Life Escrow Svcs	Premium Remittance/Cost Reimb	$358,284	$2,237,209
3.	Life Partners Holdings, Inc.	Rent & Return deposit in error	$0	$113,565
4.	LPI Financial Services, Inc.	Forward Platform Fees	$0	$10,353
5.	Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb	$300	$4,461,238
6.	Colette Pieper	Salaries/Expense Reimbursement	$0	$263,671
7.	Debora J. Carr	Salaries/Expense Reimbursement	$3,750	$66,896
8.	TOTAL PAYMENTS TO INSIDERS		$376,228	$7,395,949

PROFESSIONALS							[2]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	08/19/16	$1,784,796	$46,041	$1,456,631	$545,239
2.	Bridgepoint Consulting	08/19/16	$1,887,042	$47,979	$1,429,823	$734,744
3.	Epiq Bankruptcy Solutions	05/22/15	$5,949,060		$4,495,978	$1,478,082
4.	Forshey & Prostok, LLP	04/28/15	$154,409		$154,409	$0
5.	Kevin Buchanan & Associates	07/01/15	$140,235		$140,235	$0
6.	Kim Hinkle, Attorney at Law	08/19/16	$433,729	$12,585	$356,451	$115,363
7.	MMS Advisors	03/25/16	$246,992		$246,992	$0
8.	Munsch, Hardt, Kopf & Harr, P.C.	08/25/16	$3,545,750	$77,293	$2,834,336	$2,009,852
9.	Phillips Murrah	08/01/16	$450,476	$4,973	$313,069	$186,115
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$128,618	$0
11.	Thompson & Knight, LLP	08/19/16	$18,343,117	$324,218	$14,602,350	$9,112,376
12.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$1,316,996	[3]
13.	Smith, Jackson, Boyer & Bovard, PLLC	08/19/16	$73,749	$2,011	$67,650	$16,825
14.	Predictive Resources	08/19/16	$595,464	$38,489	$486,938	$179,226
15.	D3G Capital Management LLC/Lewis & Ellis Inc	05/24/16	$216,725		$214,925	$3,000
16.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[4]
17.	Sutherland Asbill & Brennan LLP	08/19/16	$46,271		$17,477	$39,797
18.	Roetzel & Andress LPA	08/30/16				$8,969
19.	TOTAL PAYMENTS TO PROFESSIONALS			$553,590	$27,000,209	$15,746,581

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION
1. Pitney Bowes Global Financial Services, LLC	$5,423	$5,423	$0	[1]
2. Pitney Bowes Global Financial Services, LLC	$906	$906	$0	[1]
3. Johnnies Office Systems, Inc.	$1,055	$1,055	$0
4. Great America Financial Services	$2,939	$2,939	$0
5. PJC Investments, LLC	$12,000	$12,000	$0
6. TOTAL	$22,323	$22,323	$0

[1]	These lease payments are quarterly, not monthly.
[2]	Professional fee and expense allocations are estimated by each firm across the 3 debtors, and are booked accordingly in the books and records. Payments are made based on cash availability and intercompany accounting. The total of all aggregate unallocated fees and expenses for the 3 debtors are reflected in the schedule above.
[3]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[4]	Amounts shown do not include employee/contractor payments.

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	October 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?	X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 5. Loans were recevied from maturities of Life Settlements per Docket 1127 and from Vida Capital, Inc. per the DIP Facility Docket 2924 related to financing.

Questionnaire Item 9. 2015 Property Taxes assessed on the airplane have not been paid pending request for the amount to be reduced.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers Compensation	Service Lloyds Ins. Co.	06/14/2016- 06/14/2017	$516.00 /month